UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1923 Trade Center Way, Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

  Effective November 19, 2007, we hired Mr. John A. McDonald as our Chief Information Officer, a position newly created to take advantage of Mr. McDonald’s skills and expertise developed over his 20+ years of experience in the field of finance and information technology.  Mr. McDonald will also be our principal financial officer and will assume several of our accounting responsibilities following the departure of our controller, Carol Houston.

From 2004 to 2007, Mr. McDonald worked as a consultant for Softrim Corporation of Estero, Florida, where he created custom applications for a variety of different industries and assisted in building interfaces to accounting applications (SBT, Quickbooks, Peachtree, Great Plains, Timberline, BusinessWorks).   Since 1999 he has also been the president of McDonald Consulting Group, Inc. which provide accounts receivable, systems and accounting services to large multispecialty groups.  From 1998 to 2001 he was Controller/Director of Reporting for Eye Centers of Florida and was responsible for the development and maintenance of all software systems.  From 1996 to 1998 he was the Chief Financial Officer – Physician Services for Columbia/HCA of Fort Myers, Florida, where he managed $25 million/year medical group, negotiated Managed Care contracts for the group, created referral tracking and systems to measure risk contracts and developed all reporting systems for the medical group.  From 1995 to 1996 he was Operations Director for US Servis of West Orange, NJ, where he was Acting CFO for 2 health systems and developed billing and reporting systems for medical groups. From 1993 to 1995 he was Operations Administrator for HMO Blue of Newark, NJ, from 1987 to 1993 he was Manager, Financial Systems of Blue Cross Blue Shield, NJ and from 1984 to 1987 he was a financial analyst for Channel Home Centers of Whippany, NJ.

Mr. Sam Klepfish, currently our Interim President, has agreed to become our Chief Executive Officer and he will also serve in that position for our wholly-owned, operating subsidiary, Food Innovations, Inc.

Mr. Justin Wirenez, currently the Chief Marketing Officer of Food Innovations, Inc. will now also assume the role of President of Food Innovations, Inc.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release dated November 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: December 3, 2007
By: /s/ Sam Klepfish Sam Klepfish, CEO

Exhibit Index

Exhibit	Description

99.1	Press Release dated November 30, 2007